Exhibit 99.3

TOWER TECH HOLDINGS INC.

INDEX TO (UNAUDITED) PRO FORMA COMBINED FINANCIAL STATEMENTS

Pro Forma Financial Information	C-2

Pro Forma Combined Balance Sheet - June 30, 2007	C-3

Pro Forma Combined Statement of Operations
For the six-months ended June 30, 2007	C-4

Pro Forma Combined Statement of Operations
For the year ended December 31, 2006	C-5

Notes to the Pro Forma Combined Financial Statements	C-6

TOWER TECH HOLDINGS INC.

PRO FORMA COMBINED FINANCIAL INFORMATION (UNAUDITED)

The accompanying unaudited pro forma combined financial statements present the historical financial information of Tower Tech Holdings Inc. (Tower Tech), as adjusted for the merger of RBA, Inc. (RBA).  For financial reporting purposes, the business combination is to be accounted for with Tower Tech as the acquirer.

The accompanying pro forma combined balance sheet presents the historical financial information of Tower Tech as of June 30, 2007, as adjusted for the merger of RBA, accounted for as a business combination.

The accompanying pro forma combined statements of operations for the six months ended June 30, 2007 and the year ended December 31, 2006, combines the historical financial information of RBA for the six months ended June 30, 2007 and the year ended December 31, 2006 with the historical information of Tower Tech for the six months ended June 30, 2007 and the year ended December 31, 2006, respectively, as if the acquisition had occurred on January 1, 2006.

The pro forma combined financial statements have been prepared by management, based on the historical financial statements of Tower Tech and RBA.  These pro forma combined financial statements may not be indicative of the results that actually would have occurred if the combination had been in effect on the dates indicated or which may be obtained in the future.  The pro forma combined financial statements should be read in conjunction with the historical financial statements of Tower Tech for the six months ended June 30, 2007 and the year ended December 31, 2006, and with the historical statements of RBA for the six months ended June 30, 2007 and for the year ended December 31, 2006 and 2005, included elsewhere in this filing.

TOWER TECH HOLDINGS INC.

PRO FORMA COMBINED BALANCE SHEETS (UNAUDITED)

June 30, 2007

	RBA, Inc.	Tower Tech Holdings Inc.	Pro Forma Adjustments	Notes	Pro Forma Combined
			(unaudited)		(unaudited)
ASSETS

CURRENT ASSETS

Cash	$5,519	$8,478,138	$202,225	(3)
			(5,172,450)	(3)	$3,513,432
Accounts receivable	891,737	1,943,925	(149,576)	(3)	2,686,086
Related party receivable	32,960	33,816	(32,960)	(2)	33,816
Inventories	—	378,993			378,993
Costs in excess of billings	121,362	—		(3)	121,362
Prepaid expenses	—	32,957			32,957
Due from shareholder	149,652	—	(136,535)	(3)	13,117
Other current assets	100	2,389	(100)	(3)	2,389

Total current assets	1,201,330	10,870,218			6,782,152

Property and equipment
Machinery and equipment	1,555,756	5,848,757	277,574	(3)	7,682,087
Office equipment	—	49,173			49,173
Leasehold improvements	140,732	390,551	(129,032)	(3)	402,251

	1,696,488	6,288,481			8,133,511
Less accumulated depreciated	1,234,564	833,044	(1,234,564)	(3)	833,044

Net property and equipment	461,924	5,455,437			7,300,467

Other asset
Restricted cash	—	500,000			500,000
Deposits	49,296	—	(49,296)	(3)
Bond issuance fees, net	—	3,149			3,149
Intangible assets	—	—	2,477,000	(3)	2,477,000
Goodwill	—	—	465,960	(3)	465,960

Total other assets	49,296	503,149			3,446,109

TOTAL ASSETS	$1,712,550	$16,828,804			$17,528,728

LIABILITIES AND STOCKHOLDERS’ EQUITY

CURRENT LIABILITIES
Current maturities of long-term debt	$—	$36,000	$		$36,000
Line of credit	463,025		(21,841)	(3)	441,184
Accounts payable	89,059	1,456,442	88	(3)	1,545,589
Accounts payable - related party	—	32,960	(32,960)	(2)	—
Accrued liabilities	78,552	518,725	1	(3)	597,278
Customer deposits	—	1,854,602			1,854,602

Total current liabilities	630,636	3,898,729			4,474,653

LONG-TERM LIABILITIES
Deferred tax liabilities	—	—	124,000	(3)	124,000

Long-term debt less current maturities	—	340,593			340,593

Total long-term liabilities	—	340,593			464,593

TOTAL LIABILITIES	630,636	4,239,322			4,939,246

Commitments and contingencies

STOCKHOLDERS’ EQUITY
Common stock	1,512,144	47,724	(1,512,144)	(3)	47,724
Additional Paid In Capital	—	18,491,338			18,491,338
Accumulated deficit	(430,230)	(5,949,580)	430,230	(3)	(5,949,580)

Total stockholders’ equity	1,081,914	12,589,482			12,589,482

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$1,712,550	$16,828,804			$17,528,728

See notes to the pro forma combined financial statements

TOWER TECH HOLDINGS INC.

PRO FORMA COMBINED STATEMENT OF OPERATIONS (UNAUDITED)

FOR THE SIX-MONTHS ENDED JUNE 30, 2007

	RBA, Inc. (unaudited)	Tower Tech Holdings Inc. (unaudited)	Pro Forma Adjustments (unaudited)	Notes	Pro Forma Combined (unaudited)

Revenues	$2,400,743	$4,861,747	$(48,826)	(1)
			(1,560)	(1)	$7,212,104

Cost of revenue	1,552,019	3,049,495	(48,826)	(1)
			(1,560)	(1)
	—	—	98,500	(4)	4,649,628

Gross profit	848,724	1,812,252			2,562,476

Product development	—	2,063			2,063
General, selling and administrative expenses	304,143	1,208,834	113,000	(5)	1,625,977
Gain on settlement	(100,000)	—			(100,000)

Total operating expenses	204,143	1,210,897			1,528,040

Profit from operations	644,581	601,355			1,034,436

Other income (expense)
Interest income	3,667	162,478			166,145
Interest expense	(32,788)	(103,547)			(136,335)

Other expense, net	(29,121)	58,931			29,810

Income before income taxes	615,460	660,286			1,064,246

Provision for income taxes	—	—			—

Net income	$615,460	$660,286			$1,064,246

Earnings per share					$0.02

Weighted average shares outstanding:
Basic and diluted					43,584,476

See notes to the pro forma combined financial statements

TOWER TECH HOLDINGS INC.

PRO FORMA COMBINED STATEMENT OF OPERATIONS (UNAUDITED)

FOR THE YEAR ENDED DECEMBER 31, 2006

	RBA, Inc.	Tower Tech Holdings Inc.	Pro Forma Adjustments	Notes	Pro Forma Combined
	(unaudited)	(unaudited)	(unaudited)		(unaudited)

Revenues	$3,767,326	$4,022,854	$(80,660)	(1)
			(99,302)	(1)	$7,610,218

Cost of revenue	2,670,498	4,516,593	(80,660)	(1)
			(99,302)	(1)
	—	—	197,000	(4)	7,204,129

Gross profit	1,096,828	(493,739)			406,089

Product development	—	42,744			42,744
Merger transaction costs	—	250,025			250,025
General, selling and administrative expenses	440,629	1,534,019	226,000	(5)	2,200,648
Gain on settlement	(400,000)	—			(400,000)

Total operating expenses	40,629	1,826,788	226,000	(5)	2,093,417

Income (loss) from operations	1,056,199	(2,320,527)			(1,687,328)

Other income (expense)
Realized loss on foreign currency transactions		(3,083)			(3,083)
Interest expense	(115,138)	(410,873)			(526,011)
Other income	—	—			—

Other expense, net	(115,138)	(413,956)			(529,094)

Income before income taxes	941,061	(2,734,483)			(2,216,422)

Provision for income taxes	—	—			—

Net income (loss)	$941,061	$(2,734,483)			$(2,216,422)

Loss per share					$(0.07)

Weighted average shares outstanding:
Basic and diluted					33,771,768

See notes to the pro forma combined financial statements

TOWER TECH HOLDINGS INC.

NOTES TO THE PROFORMA COMBINED FINANCIAL STATEMENTS

(UNAUDITED)

Note 1 - Basis of Presentation

The accompanying pro forma combined financial statements are presented to reflect the acquisition of RBA, Inc. by Tower Tech Holdings Inc., with the operations of Tower Tech Holdings Inc. being the continuing operations of the combined entities.

The accompanying pro forma combined balance sheet as of June 30, 2007 has been prepared to give effect to the acquisition of RBA by Tower Tech as if the acquisition occurred on June 30, 2007.  The historical financial statements prior to June 30, 2007, are those of Tower Tech.  The accompanying pro forma combined statement of operations combines the historical operations of Tower Tech for the six months ended June 30, 2007 and year ended December 31, 2006, as if the acquisition had occurred on January 1, 2006.

Note 2 - Pro forma adjustments

The unaudited pro forma combined financial statements reflect the following pro forma adjustments:

(1)                As a part of the merger, intercompany sales have been eliminated between Tower Tech Holdings Inc. (Tower Tech) and RBA, Inc. (RBA) totaling $50,386 for the six months ended June 30, 2007, and $179,962 for the year ended December 31, 2006.

(2)                As a result of the merger, the intercompany accounts are eliminated.

(3)                Tower Tech Holdings Inc. purchased 100% of the outstanding stock of RBA, Inc. for $5,000,000.

In accordance with SFAS 141, the purchase consideration of $5,000,000 and $172,450 for acquistion costs has been allocated to the assets acquired and liabilities assumed, including identifiable intangible assets, based on their respective fair values at the date of acquisition.  The fair values were determined using an independent third party appraisal firm.  Such allocations resulted in goodwill of $465,960.  These allocations are preliminary and are subject to final working capital adjustments and pending finalization of these allocations.  The purchase consideration has been allocated as follows:

Cash	$207,744
Accounts receivable	742,161
Costs in excess of billings	121,362
Property and equipment	1,845,030
Due from shareholder	13,117
Intangible assets	2,477,000
Goodwill	465,960
Accounts payable	(56,187)
Other current liabilities	(519,737)
Deferred tax liability	(124,000)

Total purchase consideration	$5,172,450

(4)                As a result of the merger, depreciation has been increased related to the step-up in basis of machinery and equipment.

(5)                As a result of the merger, amortization has been calculated for the intangible assets using a life of 15 years for the trade name and 10 years for the customer list.